SUPPLEMENT DATED MARCH 31, 2017

TO THE PROSPECTUS FOR PACIFIC FUNDS

CLASS P SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific Funds Class P Shares prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the PF International Value Fund (the “Fund”) only and will be effective on May 1, 2017. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective May 1, 2017, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at a meeting held on March 22, 2017, Wellington Management Company LLP (“Wellington”) will become the sub-adviser of the PF International Value Fund, replacing J.P. Morgan Investment Management Inc. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Wellington. PLFA, the investment adviser to the Fund, may begin this transitioning prior to May 1, 2017. PLFA and/or the Fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition. As described below, certain principal investment strategies and principal risks of the PF International Value Fund will change at that time.

Disclosure Changes to the Fund Summaries section

In the Principal Investment Strategies subsection, the first sentence of the first paragraph will be deleted and replaced with the following:

This Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market.

Also in the Principal Investment Strategies subsection, the following will be added after the fourth sentence of the first paragraph:

The Fund may also invest in mid-capitalization companies.

Also in the Principal Investment Strategies subsection, the first sentence of the second paragraph will be deleted and replaced with the following:

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Also in the Principal Investment Strategies subsection, the following will be added as a new third paragraph:

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Also in the Principal Investment Strategies subsection, the last paragraph will be deleted and replaced with the following:

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

The following will be added to the Principal Risks subsection:

•	Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – Wellington Management Company LLP. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

In the Principal Investment Strategies subsection, the first sentence of the first paragraph will be deleted and replaced with the following:

This Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market.

Also in the Principal Investment Strategies subsection, the following will be added after the fourth sentence of the first paragraph:

The Fund may also invest in mid-capitalization companies.

Also in the Principal Investment Strategies subsection, the first sentence of the second paragraph will be deleted and replaced with the following:

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Also in the Principal Investment Strategies subsection, the following will be added as a new third paragraph:

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Also in the Principal Investment Strategies subsection, the last paragraph will be deleted and replaced with the following:

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

The following will be added to the Principal Risks subsection:

•	Emerging Markets Risk
•	Mid-Capitalization Companies Risk

Disclosure Changes to the Additional Information About Fund Performance section

In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the PF International Value Fund will be deleted and replaced with the following:

PF International Value Fund: Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date. Effective December 31, 2014, the Fund changed its name from PL International Value Fund.

2

Disclosure Changes to the About Management section

In the table for J.P. Morgan Investment Management Inc., the subsection for the PF International Value Fund will be deleted in its entirety, and the following will be added after the UBS Asset Management (Americas) Inc. table:

Wellington Management Company LLP

280 Congress Street, Boston, MA 02210

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2016, the total assets under management were approximately $979 billion.

PF INTERNATIONAL VALUE FUND

Andrew M. Corry, CFA	Senior managing director of Wellington since 2015, and equity portfolio manager of Wellington since 2011. Mr. Corry has over 27 years of investment experience. He has a BA from Gettysburg College and an MBA from the University of Chicago.

James H. Shakin, CFA	Senior managing director of Wellington since 2001, and equity portfolio manager of Wellington since 2006. Mr. Shakin has over 30 years of investment experience. He has a BS from the University of Pennsylvania.

SUPPLEMENT DATED MARCH 31, 2017

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2016

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2016, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement will be effective May 1, 2017. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

PF International Value Fund — Effective May 1, 2017, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at a meeting held on March 22, 2017, Wellington Management Company LLP (“Wellington”) will become the sub-adviser of the PF International Value Fund, replacing J.P. Morgan Investment Management Inc. (“JPMorgan”). As a result of this change, the following disclosure changes will occur:

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF International Value Fund section, the first sentence will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

In the Compensation Structures and Methods section, the following will be added:

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally other accounts managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Fund	Benchmark
International Value	MSCI EAFE Index

Also in the Compensation Structures and Methods section, for JPMorgan, the last paragraph will be deleted.

In the Other Accounts Managed section, the following will be added:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Wellington
Andrew M. Corry[2]
Registered Investment Companies	8	$2,899,115,067	None	N/A
Other Pooled Investment Vehicles	13	$1,837,175,219	1	$67,915,074
Other Accounts	10	$1,761,250,056	1	$555,731,649

James H. Shakin[2]
Registered Investment Companies	8	$2,899,115,067	None	N/A
Other Pooled Investment Vehicles	8	$1,266,665,747	2	$73,141,938
Other Accounts	11	$1,846,835,219	1	$555,731,649

[2]	Other Accounts Managed information as of December 31, 2016.

Also in the Other Accounts Managed section, information regarding Gerd Woort-Menker, Demetris Georghiou and Georgina Perceval Maxwell under JPMorgan’s portion of the table will be deleted.

In the Material Conflicts of Interest section, the following will be added:

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Appendix Z will be added as follows:

APPENDIX Z

Wellington Management

Global Proxy Voting Policy and Procedures

As of November 1, 2016

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.